UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2006
NNN 2002 VALUE FUND, LLC
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-51098 (Commission File Number)	75-3060438 (IRS Employer Identification No.)
1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices) (Zip Code)
(877) 888-7348
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 7.01 Regulation FD Disclosure.
On January 11, 2006, Triple Net Properties, LLC, our Manager, distributed a letter (the “Investor Letter”) to members of NNN 2002 Value Fund, LLC. The full text of the Investor Letter is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 — Investor Letter dated January 11, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2002 Value Fund, LLC
By:	TRIPLE NET PROPERTIES, LLC,
its Manager

Date: January 12, 2006	By:	/S/ ANTHONY W. THOMPSON
		Name:	Anthony W. Thompson
		Title:	Chief Executive Officer